UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 15, 2009

Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut, Kansas City, MO		64106

(Address of principal executive offices)		(Zip Code)
(816) 234-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)	Mr. A. Bayard Clark, age 63, announced his plans to retire from the Company in January 2010 and to relinquish his position as Chief Financial Officer effective July 1, 2009. Mr. Clark will continue as an Executive Vice President of the Company until his retirement in January 2010 and will assist the Company and its new Chief Financial Officer during that period. As part of the transition, Mr. Clark will consult and advise on current corporate finance projects; asset-liability management; and mergers and acquisitions. Effective July 1, 2009 Mr. Clark will no longer serve on the Company’s Executive Management Committee.

(c)	At the Board of Directors meeting on April 15, 2009, Mr. Charles G. Kim, age 48, Executive Vice President of the Company, was appointed Chief Financial Officer of the Company, effective July 1, 2009. Mr. Kim was elected an Executive Vice President in March of 1995 and has served on the Company’s Executive Management Committee since that date. Mr. Kim currently serves as Director of Corporate Retail for the Company with responsibility for strategic planning and corporate financial analysis, retail banking, marketing, consumer and corporate card payment systems, the student and indirect lending division, and the capital markets group. Mr. Kim also serves as Chairman of Commerce Brokerage Services, Inc., Chairman of Commerce Mortgage Corporation and as a Director of Commerce Bank, N.A. Mr. Kim joined the Company in 1982 in the Management Training Program. Upon completion of the Program, Mr. Kim was appointed a Commercial Banking Officer and later an Assistant Vice President in the Commercial Lending Division. From 1986 to 1989 Mr. Kim was employed by Fox & Cole, Inc. where he served as Vice President, Finance & Administration, and Principal. Upon his return to the Company in 1989, Mr. Kim served as Vice President for Branch Administration. He was later promoted to Senior Vice President for St. Louis Regional Administration.

Mr. Kim graduated from the Washington University Executive MBA program in 1992 and was a 1982 graduate of Washington University with a Bachelor of Science in Business Administration.

The Company is not aware of any related person transactions, within the scope of Item 404(a) of Regulations S-K, with or involving Mr. Kim.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

99.1	Press Release dated April 15, 2009 announcing the appointment of Mr. Charles G. Kim as Chief Financial Officer of the Company and the retirement of Mr. A. Bayard Clark from that position effective July 1, 2009.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.
By:	\s\ Jeffery D. Aberdeen
Jeffery D. Aberdeen
Controller (Chief Accounting Officer)

Date: April 15, 2009

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release dated April 15, 2009 announcing the appointment of Mr. Charles G. Kim as Chief Financial Officer of the Company and the retirement of Mr. A. Bayard Clark from that position effective July 1, 2009.